UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             August 14, 2006

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                          0-23530               93-0997412
----------------------------          -------------        -------------------
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)        Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement
--------------------------------------------------------

     On August 14, 2006, Trans Energy, Inc. entered into an Assignment and Bill of Sale (the "Agreement ") with George Hillyer, Trustee of Texas Energy Trust Company, a Delaware Business Trust ("Tetco"), BOK Operating Company, a Delaware corporation ("BOK"), and Prima Oil Company, Inc., a Delaware corporation ("Prima") that is wholly owned by Trans Energy. TETCO, BOK and Prima are collectively referred to as the "Seller." Under the terms of the Agreement, the Sellers agreed to sell, assign and convey to Trans Energy all of Sellers' rights, title and interest in the assets of Cobham Gas Industries, Inc. ("Cobham") including certain oil and gas wells, both producing and non-producing (referred to herein as the "Wells"), leases, pipelines, equipment and rolling stock (the "Assets"). Also assigned and conveyed to Trans Energy are certain rights-of-way and roads that may be needed to maintain, produce and abandon the conveyed Wells.

Section 2 - Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets
----------------------------------------------------------------

     In consideration for the acquisition of assets, Trans Energy will pay Mr. Hillyer and BOK, the sole owner of Cobham, $600,001 and 1 million shares of Trans Energy common stock. The shares of common stock are subject to certain restrictions regarding the future sale of the shares.

     The Agreement and assignment of Assets is made without warranty of title to the wells, either express or implied, and Trans Energy becomes responsible for the plugging and abandoning of the Wells, as necessary, and for any reclamation of the lands after plugging and abandoning operations are completed. All plugging and abandoning operations will be done in accordance with the applicable rules and regulations of the State of West Virginia or other jurisdictional authorities.

     Upon effectiveness of the assignment at 7:00 AM on August 14, 2006, all production, revenue, costs, expenses and other liabilities attributable to the assigned Wells occurring before the effective time will belong to the Sellers, and all production, assets and liabilities occurring after the effective time shall belong to Trans Energy.

     The Assets being acquired include:

     o Certain interests in oil and gas wells, located in Marion County, West Virginia assigned to BOK by TETCO in May 2006;

     o Certain interests in oil and gas wells located in Marion County, West Virginia assigned to TETCO by Prima in August 2005; and

     o Certain rights-of-way, related facilities and miscellaneous vehicles and equipment.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits
-----------------------------------------------

     (c) Exhibits

     Exhibit No.      Description

         10.1         Assignment and Bill of Sale
-----------------

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward- looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRANS ENERGY, INC.



Date:  August 17, 2006           By         /S/ WILLIAM F. WOODBURN
                                    --------------------------------------------
                                         William F. Woodburn
                                         Chief Operating Officer and Director


                                       -3-